Philip E. Blocker, CPA

590 Sayre Drive
Princeton, NJ 08540
(609) 356-0294
Cellular phone (917) 225-7672

FINANCIAL/OPERATIONS EXECUTIVE

SUMMARY OF QUALIFICATIONS

SYSTEMS	FINANCIAL	OPERATIONS	INDUSTRIES
Oracle / PeopleSoft / Frx	IPO/SEC Reporting	Purchasing/Facilities	Manufacturing
MAS90 / QB / Sol / SBT	Budgeting / M & A	HR & Logistics	Retail & Distribution
M/ERP Implementation	Royalty Accounting	IT & MIS Mgmt	Technology

EXPERIENCE

Robert Half Management Resources **10/04 – Present**

Financial consultant fulfilling $10MM - $100MM clients' interim CFO/Controller requirements in manufacturing, pharmaceuticals, software, and telecommunications

- Finance, Treasury and full accounting responsibilities
- Budgeting with monthly reforecasts and variance reporting
- Monthly consolidated financial statements of three to eight foreign subsidiaries
- FAS 50, 52, 68, 84, 91, 94, 95, 98, 109, 123R, 130, 142 and 146 + SOP 98-9 & EITF 00-10, 02-7
- Supervise two – five senior accountants plus accounting clerks
- Royalty accounting with quarterly reports/payments for 55 artists & 62 manufacturers
- 3 year IPO Prep – ensure full GAAP compliance & account analysis
- Designed FRx reports for cross entity divisional reporting
- SEC Reporting – 10Q 3/06 - 12/07, plus 10K 9/06 & 9/07
- IPO – filing of S-1, response to SEC issues
- Business process reengineering - restructured workflow between multiple branch operations

ASKL Enterprises, Inc. **4/02 – 9/04**

Financial consultant fulfilling $5MM - $50MM clients' interim CFO/Project Manager requirements in manufacturing, retail and financial services

- M&A Activity: Valuations, Due Diligence and Business Planning
- Signed chain to $80MM website, resulting in 10% revenue increase
- Built customer service, financial, MIS and purchasing organizations
- Implemented new MRP/Accounting system
- Submitted $200,000+ State grant to reduce cost of MRP/ESL/technical training initiatives
- Financial reporting of $10 Billion credit derivatives portfolio

MediaServ, Inc. - $8MM eBusiness Consulting/Product Company (ceased operations) **8/00 – 3/02**

Vice President, Finance & Operations

- Maximized cash flow during period of reduced sales through layoffs, leasing and restructured sales.
- Designed new structure for consulting group to foster career development and retention.
- Financial, HR, legal, MIS, Recruiting, Sales & Facilities management (e.g., negotiated additional $85,000 in landlord build-out reimbursement).

ECCS/FRG/POLARIS Group - $60MM Int'l Computer Manufacturer/Distributor **3/91 – 7/00**

Vice President, Finance & Operations

- Set up a Venezuelan subsidiary to save $125,000 in annual taxes (VAT & Income).
- Designed Divisional P & L, including technical service cross charges to determine technical resources requirement and to serve as compensation model for Divisional Directors.
- Finance, HR, MIS & Facilities management (e.g., set up VPN to lower virtual office costs).
- Developed outsource model for first five months (technical svcs. & warehouse operations).
- Successfully completed $12 MM IPO and prepared annual/quarterly SEC filings.
- Prior to IPO, obtained $15 MM credit line (reducing annual interest by $250 M).
- Managed Operations, Product Marketing, MIS, Credit/Collections and Distribution.

The Computer Factory - $400MM National Retail Chain (70 Stores) – Sold in Jan. '91. **6/89 – 2/91**

Assistant Vice President, Finance

- Prepared business plan and obtained $60MM credit line.
- Designed and implemented systems for inventory, warranty, MC/VISA and a new marketing program (increasing annual net income by $5MM). Supervised a staff of five professionals.
- Directed major corporate purchases (e.g., telecommunications = $180M in annual savings).

EMCA/Rohm and Haas - $10MM Semiconductor Manufacturer – Relocated to PA. **6/86 – 5/89**

Controller

- Implemented an MRP system and precious metals strategy; adding $500M to gross profit.
- Prepared SEC filings, US tax returns, monthly financials and quarterly variance analysis.
- Hired, trained and supervised an accounting staff of six – G/L, A/P, A/R and inventory.

IN-Wear/Matinique, Inc. - $35MM European Sportswear Manufacturer **7/83 – 5/86**

Assistant Controller

- Responsible for Credit and Collections, including chargeback resolution.
- Prepared journal entries/accruals, along with subledger and bank reconciliation.
- Hired, trained and supervised an accounting staff of ten – G/L, A/P, invoicing and payroll.

New York City Office of the Comptroller **7/79 – 6/83**

Management Auditor

- Conducted financial audits of private companies holding NYC franchises in accordance with generally accepted auditing standards (e.g., Honeywell, Inc., South Street Seaport)

EDUCATIONAL AND PROFESSIONAL LICENSES

BACHELOR OF ARTS, June 1979
Queens College of the City University of New York

CERTIFIED PUBLIC ACCOUNTANT (Passed all four parts of the exam)